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                                                                    EXHIBIT 10.9

              FORM OF RENEWAL OF INVESTMENT MANAGEMENT AGREEMENTS
                               DATED MAY 20, 1997
            BETWEEN THE FUNDS LISTED BELOW AND NUVEEN ADVISORY CORP.

Attached is a copy of a Form of Renewal of Investment Management Agreement, dated May 20, 1997, by and between each of the funds listed below (which were active as of December 31, 1997) and Nuveen Advisory Corp. Copies of agreements, identical in nature except for the name of the fund, were entered into by the following funds:

     FUND NAME
     ---------

     Nuveen Premium Income Municipal Fund, Inc.
     Nuveen Performance Plus Municipal Fund, Inc.
     Nuveen California Performance Plus Municipal Fund, Inc. Nuveen New York Performance Plus Municipal Fund, Inc.
     Nuveen Municipal Advantage Fund, Inc.
     Nuveen Municipal Market Opportunity Fund, Inc.
     Nuveen California Municipal Market Opportunity Fund, Inc. Nuveen Investment Quality Municipal Fund, Inc.
     Nuveen California Investment Quality Municipal Fund, Inc. Nuveen New York Investment Quality Municipal Fund, Inc. Nuveen Insured Quality Municipal Fund, Inc.
     Nuveen Florida Investment Quality Municipal Fund, Inc.
     Nuveen New Jersey Investment Quality Municipal Fund, Inc. Nuveen Pennsylvania Investment Quality Municipal Fund
     Nuveen Select Quality Municipal Fund, Inc.
     Nuveen California Select Quality Municipal Fund, Inc.
     Nuveen New York Select Quality Municipal Fund, Inc.
     Nuveen Quality Income Municipal Fund, Inc.
     Nuveen Insured Municipal Opportunity Fund, Inc.
     Nuveen Florida Quality Income Municipal Fund, Inc.
     Nuveen Michigan Quality Income Municipal Fund, Inc.
     Nuveen Ohio Quality Income Municipal Fund, Inc.
     Nuveen Texas Quality Income Municipal Fund
     Nuveen California Quality Income Municipal Fund, Inc.
     Nuveen New York Quality Income Municipal Fund, Inc.
     Nuveen Premier Municipal Income Fund, Inc.
     Nuveen Premier Insured Municipal Income Fund, Inc.
     Nuveen Premium Income Municipal Fund 2, Inc.
     Nuveen Arizona Premium Income Municipal Fund, Inc.
     Nuveen Insured California Premium Income Municipal Fund, Inc. Nuveen Insured Florida Premium Income Municipal Fund
     Nuveen Michigan Premium Income Municipal Fund, Inc.



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           FUND NAME (CON'T)
           -----------------

     Nuveen Insured New York Premium Income Municipal Fund, Inc.
     Nuveen New Jersey Premium Income Municipal Fund, Inc.
     Nuveen Premium Income Municipal Fund 4, Inc.
     Nuveen Insured California Premium Income Municipal Fund 2, Inc. Nuveen Maryland Premium Income Municipal Fund
     Nuveen Massachusetts Premium Income Municipal Fund
     Nuveen Pennsylvania Premium Income Municipal Fund 2
     Nuveen Virginia Premium Income Municipal Fund
     Nuveen Washington Premium Income Municipal Fund
     Nuveen Connecticut Premium Income Municipal Fund
     Nuveen Georgia Premium Income Municipal Fund
     Nuveen Missouri Premium Income Municipal Fund
     Nuveen North Carolina Premium Income Municipal Fund
     Nuveen California Premium Income Municipal Fund
     Nuveen Insured Premium Income Municipal Fund 2
     Nuveen Municipal Value Fund, Inc.
     Nuveen California Municipal Value Fund, Inc.
     Nuveen New York Municipal Value Fund, Inc.
     Nuveen Municipal Income Fund, Inc.
     Nuveen Select Maturities Municipal Fund

Pursuant to the instructions to Item 601 of Regulation S-K, the Registrant is filing only the representative of the Renewal of Investment Management Agreement by and between each of the above listed funds, as of December 31, 1997, and Nuveen Advisory Corp. Copies of the actual Renewal of Investment Management Agreements by and between each of the above funds and Nuveen Advisory Corp. have not been attached.




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                  RENEWAL OF INVESTMENT MANAGEMENT AGREEMENTS
                               DATED MAY 20, 1997
            BETWEEN THE FUNDS LISTED BELOW AND NUVEEN ADVISORY CORP.

Attached is a copy of a Form of Renewal of Investment Management Agreement, dated May 20, 1997, by and between each of the funds listed below (which were active as of December 31, 1997) and Nuveen Advisory Corp. Copies of agreements, identical in nature except for the name of the fund, were entered into by the following funds:

      FUND NAME
      ---------

      Nuveen Flagship Municipal Trust
      Nuveen Tax-Exempt Money Market Fund, Inc.
      Nuveen Tax-Free Reserves, Inc.
      Nuveen California Tax-Free Fund, Inc.
      Nuveen Tax-Free Bond Fund, Inc.
      Nuveen Insured Tax-Free Bond Fund, Inc.
      Nuveen Tax-Free Money Market Fund, Inc.
      Nuveen Flagship Multistate Trust I
      Nuveen Flagship Multistate Trust II
      Nuveen Flagship Multistate Trust III
      Nuveen Flagship Multistate Trust IV

Pursuant to the instructions to Item 601 of Regulation S-K, the Registrant is filing only the representative of the Renewal of Investment Management Agreement by and between each of the above listed funds, as of December 31, 1997, and Nuveen Advisory Corp. Copies of the actual Renewal of Investment Management Agreements by and between each of the above funds and Nuveen Advisory Corp. have not been attached.



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                                 [NAME OF FUND]

                   RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT


This Agreement made this 20th day of May, 1997 by and between [Name of Fund] ________________ (the "Fund"), and Nuveen Advisory Corp., a Delaware corporation (the "Adviser");

WHEREAS, the parties hereto are the contracting parties under that certain Investment Management Agreement (the "Agreement") pursuant to which the Adviser furnishes investment management and other services to the Fund; and

WHEREAS, the Agreement terminates August 1, 1997 unless continued in the manner required by the Investment Company Act of 1940; and

WHEREAS, the Board of Directors, at a meeting called for the purpose of reviewing the Agreement, have approved the Agreement and its continuance until August 1, 1998 in the manner required by the Investment Company Act of 1940.

NOW THEREFORE, in consideration of the mutual covenants contained in the Agreement the parties hereto do hereby continue the Agreement in effect until August 1, 1998 and ratify and confirm the Agreement in all respects.


                                              [NAME OF FUND]



                                              By:
                                                 ------------------------------
                                                   Vice President
ATTEST:


-----------------------------------------
     Assistant Secretary
                                              NUVEEN ADVISORY CORP.


                                              By:
                                                 ------------------------------
                                                   Vice President
ATTEST:


-----------------------------------------
     Assistant Secretary




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